CHINA HEALTH HOLDING INC.

                   PARK PLACE, Suite 600 - 666 Burrard Street,
                       Vancouver, BC, Canada V6C 2X8
              Tel: 604-608-6788..................Fax: 604-608-8786
 ------------------------------------------------------------------------------
                              AMENDED AND RESTATED
                    INTELLECTUAL PROPERTY PURCHASE AGREEMENT
             FOR 108 100% NATURAL TAIOIST HERBAL MEDICINAL PRODUCTS


     This AMENDED AND RESTATED INTELLECTUAL PROPERTY PURCHASE AGREEMENT (this "Agreement"), date on March 22nd,2005 and the final legal effective and execution date as of 22nd of March, 2005, is entered into between China Health Holding, Inc. ("Buyer"), a Nevada corporation, and Xiao Fei Yu ("Yu"), and Fei Yu ( " Yu" 2), individually ("Sellers").

                                    RECITALS

     A. On 22nd of March, 2005, Buyers and Seller entered into a certain Purchasing Agreement for Products Formulas and Ownership (the "Purchase Agreement"), pursuant to which Buyer purchased from Seller certain intellectual property rights to "108 100% naturl Taoist medicinal products."

     B. Buyers and Sellers desire to amend and restate the Purchase Agreement in order to clarify certain ambiguous terms.

     C. Seller desire to sell to Buyer, and Buyer desires to purchase from Seller, certain Transferred Intellectual Property (as defined below).

     D. The final legal effective and execution date of this AMENDED AND RESTATED INTELLECTUAL PROPERTY PURCHASE AGREEMENT FOR 108 100% NATURAL TAIOIST HERBAL MEDICINAL PRODUCTS is March 22nd 2005 as " Buyer" and " Sellers"'s mutually and legally agreed and signed.



                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

     1.1 Certain Defined Terms. As used herein, the following terms shall have the following indicated

meanings:

                  (a) "Closing Date" shall mean 22 nd of March, 2005, the date on which the Purchase Agreement is executed legally.

                  (b) "Products" shall mean the 108 100% natural taoist herbal medicinal products described in Schedule 1 hereto and all products derived from the 108 100% natural taoist herbal medicinal products described in Schedule A.

                  (c) "Seller' Knowledge" or any similar phrase, shall mean the actual knowledge of Seller as such knowledge may exist at the Closing Date after reasonable inquiry into the matter to which reference to Seller' Knowledge is made.

                  (d) "Transferred Intellectual Property" shall mean all of Seller' or Seller' Affiliates' right, title and interest arising under federal, provincial, common or civil law in and to, if any, (i) all trademarks, servicemarks, trade dress, trade names, logos, designs, copyrights, copyright registrations, copyright applications and rights of publicity, if any, owned or possessed by Seller, and (ii) all patents and patent applications (including all reissues, divisions, continuations, continuations-in-part and extensions of any patent or patent application), trade secrets, inventions, technology, know-how, improvements, processes, formulae, product formulations, recipes, ingredients and specifications owned by Seller and used or held for use by Seller or their Affiliates as of the Closing Date exclusively in connection with the manufacture of the Products described in Schedule A.

     1.2 Interpretation. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," whether or not so stated. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The use of a particular gender in this Agreement is for convenience of reference only and shall not affect the interpretation of this Agreement. The titles, captions or headings of the Sections and Articles herein, are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                                   ARTICLE II

                               PURCHASE AND SALE

     2.1 Transfer of Transferred Intellectual Property. Upon the terms and subject to the conditions contained herein, on the Closing Date, Seller shall sell, convey, transfer, assign and deliver to Buyer all of Seller' right, title and interest in, to and under the Transferred Intellectual Property, and Buyer shall purchase the Transferred Intellectual Property from Seller. In addition, Seller agree to execute and deliver either on the Closing Date or thereafter such assignment documents or other documents as Buyer may reasonably request in order to affect and record the transfer of the Transferred Intellectual Property.

     2.2 IP Purchase Price. As consideration for the sale by Seller of the Transferred Intellectual Property, Buyer shall:

(a). Pay to Yu, XiaoFei (or Yu's designee): (i) on the Closing Date, THREE MILLIONS AND FIVE HUNDRED THOUSAND (3,500,000) shares of common stock, $.001 par value per share, or/and Buyer's fair market value at 0.30 USD per common stock of Buyer; and (ii) following the Closing Date and until 26th of March, 2039, a cash amount equal to 4% of Gross Revenue from sales of the Products.

(b). Pay to Yu, Fei ( or Yu's designee): (i) on the Closing Date, ONE MILLION (1,000,000) shares of common stock, $.001 par value per share, or/and Buyer's fair market value at 0.30 USD per common stock of Buyer; and (ii) following the Closing Date and until 26th of March, 2039, a cash amount equal to 1% of Gross Revenue from sales of the Products.

(C). . The Research and Development Consultant Services in the past to Mr. Yu, Xiao Fei, (or Yu's Designee) ) $ 10,000 USD. Both Vendor and Vendee agree that this R&D Consultant Services Fees will be paid to the Vendor after the Vendee successfully receive capital financing or/and generate enough revenue to keep up CHINA HEALTH HOLDING, INC. to move forward into the global market. And a 10% annual interest will be applied for .

                  (b) Gross Revenue shall be calculated on a monthly basis and cash amounts payable pursuant to Section 2.2(a) above shall be paid to Seller within thirty (30) days after the end of each calendar month. Within ten (10) days after the end of each calendar month, Buyer shall provide to Seller a report stating the total number of sales of Products occurring during such month and the Gross Revenue for such month.

     2.3 Closing Costs; Transfer Taxes and Fees. Buyer shall pay the cost of all sales, use and transfer taxes arising out of the transfer of the Transferred Intellectual Property pursuant to this Agreement and shall pay all costs and expenses incurred in connection with obtaining or recording title to the Transferred Intellectual Property. The sales, use and transfer tax returns required by reason of the transfer of the Transferred Intellectual Property pursuant to this Agreement shall be timely prepared and filed by the party initially obligated by applicable regulation to make such filing. The parties agree to cooperate with each other in connection with the preparation and filing of such tax returns, in obtaining all available exemptions from such sales, use and transfer taxes, and in timely providing each other with resale certificates and any other documents necessary to satisfy any such exemptions.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     3.1 Representations and Warranties. Seller represent and warrant to Buyer, as of the date hereof, as follows:

                  (a) Complete Schedule. Schedule 1 contains a complete and accurate list of all of the Products constituting the Transferred Intellectual Property.
                  (b) Rights Transferred. The Transferred Intellectual Property constitutes all of the intellectual property rights owned by Seller or their Affiliates that are used or held for use exclusively in connection with the Products as presently conducted.

                  (c) No Infringement. There are no contracts with any person or entity or court orders currently in effect which limit or restrict the right of Seller to use, register, license or dispose of any of the Transferred Intellectual Property in any manner. Neither Seller nor any of their Affiliates is a defendant to any legal action relating to, nor to Seller' Knowledge have Seller or any of their Affiliates otherwise been notified of, any claim that Seller' use of the Transferred Intellectual Property in connection with the Products infringes, dilutes, misappropriates or otherwise violates the intellectual property or proprietary rights of any person or entity. To Seller' Knowledge, there is no infringement, dilution, misappropriation or other violation by any person or entity of any Transferred Intellectual Property. To Seller' Knowledge, Seller' use of the Transferred Intellectual Property does not infringe, dilute, misappropriate or otherwise violate the intellectual property rights of any person or entity.

                  (d) No Use by Third Parties. Seller have not licensed, or in any other way authorized any third party to use in any manner, any of the Transferred Intellectual Property, and to Seller' Knowledge, there is no unauthorized use thereof by any third party.

                  (e) Valid Ownership. Seller own or have a valid right to use, sell, license, dispose of, and bring actions for the infringement, dilution, misappropriation or other violation of each of the items of Transferred Intellectual Property, free and clear of all liens, security interests, encumbrances and other claims.
                  (f) Protection of Confidential Information. Seller and Seller' Affiliates have taken reasonable steps necessary to protect Seller' rights in material trade secrets, know-how or other confidential or proprietary information included in the Transferred Intellectual Property.

                  (g) No Other Agreement. Neither Seller nor any of their Affiliates have any commitment or legal obligation, absolute or contingent, to any person or entity other than Buyer to sell, assign, transfer or effect a sale of any of the Transferred Intellectual Property or to enter into any contract or agreement or cause the entering into of a contract or agreement with respect to the foregoing.

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES AND COVENANTS OF BUYER

     4.1 Corporate Status and Capacity. Buyer represents and warrants to Seller, as of the date hereof, that (i) Buyer is a corporation duly incorporated and validly existing under the laws of the State of Nevada; (ii) Buyer has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder; and (iii) this Agreement has been (or when executed and delivered, will have been) duly executed and delivered by Buyer and constitutes (or, when executed and delivered, will constitute) legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor's rights generally or by equitable principles (whether considered in an action at law or in equity).

                                    ARTICLE V

                         SURVIVAL AND INDEMNIFICATION.

     5.1 Survival of Representations, Etc. All representations and warranties of Seller and Buyer contained in this Agreement shall survive the Closing Date. No claim may be made with respect to any alleged breach of a representation or warranty of Seller or Buyer contained in this Agreement, whether for indemnification in respect thereof or otherwise, unless written notice of such claim setting forth the alleged breach and resulting claimed damages in reasonable detail is given to Seller or Buyer, as applicable. No right to indemnification in respect of any breach of any representation or warranty of Seller or Buyer contained in this Agreement shall be limited by reason of any investigation or audit conducted before or after the Closing Date or by the knowledge of any breach of a representation or warranty by the other party either before or after the Closing Date.

     5.2 Indemnification.


                  (a) By Seller. Seller shall indemnify Buyer and its affiliates and their respective representatives, and hold each of them harmless from and against any and all damages incurred by any of them in connection with, arising out of, or resulting from (i) any breach or inaccuracy of any representation or warranty made by Seller in this Agreement; or (ii) any failure by Seller to perform any agreement, covenant or obligation of Seller pursuant to this Agreement.

                  (b) By Buyer. Buyer shall indemnify Seller and their Affiliates and their respective representatives, and hold each of them harmless from and against any and all damages incurred by any of them in connection with, arising out of or resulting from (i) any breach or inaccuracy of any representation or warranty made by Buyer in this Agreement, (ii) any failure by Buyer to perform any agreement, covenant or obligation of Buyer pursuant to this Agreement, or (iii) the Transferred Intellectual Property from and after the Closing Date.

     5.3 Notice of Claims . If a claim for damages (a "Claim") is proposed to be made by a party entitled to indemnification hereunder (the "Indemnified Party") against the party from whom indemnification is claimed (the "Indemnifying Party"), the Indemnified Party shall give written notice (a "Claim Notice") to the Indemnifying Party as soon as practicable after the Indemnified Party becomes aware of any fact, condition or event which may give rise to damages for which indemnification may be sought under this Section 5.3. If any legal action is commenced against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the Indemnifying Party as promptly as practicable (and in any event within ten (10) business days after the service of the citation or summons). The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the Indemnifying Party is materially prejudiced thereby. A Claim Notice shall describe in reasonable detail the nature of the Claim, including an estimate of the amount of damages that have been or may be suffered or incurred by the Indemnified Party attributable to such Claim and the basis of the Indemnified Party's request for indemnification under this Agreement.

     5.4 Assumption of Defense of Third Party Claims. After receipt of a Claim Notice with respect to a claim, demand or action initiated by a Person which is not a party to this Agreement (a "Third Party Claim"), the Indemnifying Party shall be entitled, if it so elects, at its own cost, risk and expense, (i) to take control of the defense and investigation of such Third Party Claim and (ii) to employ and engage attorneys of its own choice to handle and defend the same. If the Indemnifying Party fails to assume the defense of such Third Party Claim within ten (10) business days after receipt of the Claim Notice, the Indemnified Party against which such Third Party Claim has been asserted will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake, at the Indemnifying Party's cost and expense, the defense, compromise or settlement of such Third Party Claim on behalf of and for the account and risk of the Indemnifying Party; provided, however, that such Third Party Claim shall not be compromised or settled without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The party that assumes the defense of the Third Party Claim, shall keep the other party reasonably informed of the progress of any such defense, compromise or settlement. Notwithstanding the foregoing, the Indemnified Party shall be entitled to conduct its own defense at the cost and expense of the Indemnifying Party if the Indemnified Party establishes that the conduct of its defense by the Indemnifying Party would reasonably be likely to prejudice materially the Indemnified Party due to a conflict of interest between the Indemnified Party and the Indemnifying Party or their legal counsel; and provided further that in any event the Indemnified Party may participate in such defense at its own expense.

     5.5 Settlement of Third Party Claims . In the event that the Indemnified Party settles any Third Party Claim without the prior written consent of the Indemnifying Party, the Indemnifying Party shall have no further indemnification obligations under this Article V with respect to such Third Party Claim; provided, however, that if the Indemnifying Party refuses to defend or otherwise handle such Third Party Claim and it is subsequently determined that the Indemnifying Party is or was obligated to defend or indemnify the Indemnified Party with respect to such Third Party Claim, then the Indemnifying Party shall remain obligated with respect to such settlement amount. If the Indemnifying Party controls the defense of any such Third Party Claim, the Indemnifying Party shall obtain the prior written consent of the Indemnified Party (which shall not be unreasonably withheld or delayed) before entering into any settlement of a Third Party Claim or ceasing to defend such Third Party Claim if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief shall be imposed against the Indemnified Party or if such settlement or cessation does not expressly and unconditionally release the Indemnified Party from all liabilities and obligations with respect to such Third Party Claim, without prejudice. In the event that the Indemnifying Party proposes a settlement to any Third Party Claim which the Indemnifying Party is or was entitled to defend, which settlement is satisfactory to the party instituting such Third Party Claim, and the Indemnified Party withholds its consent to such settlement, and thereafter a final judgment is entered against the Indemnifying Party or Indemnified Party pursuant to which damages exceed the amount of the proposed settlement, then in such case the Indemnifying Party shall have no obligation to indemnify the Indemnified Party under this Article V against and in respect of the amount by which the damages resulting from such final judgment exceed the amount of the proposed settlement.

     5.6 Cooperation. In the event that any action, suit, proceeding or investigation relating hereto or to the transactions contemplated by this Agreement is commenced, whether before or after the Closing Date, the parties hereto agree to cooperate and use reasonable efforts to vigorously defend against and respond thereto and make reasonably available to each other such personnel, witnesses, books, records, documents or other information within its control that are necessary or appropriate for such defense (except for trade secrets, documents subject to any confidentiality agreement, attorney-client privilege or other applicable privilege and such items which may not be made available pursuant to a court order).

     5.7 Equitable Remedies; Remedies Cumulative .


                  (a) Specific Performance. Buyer acknowledges that its failure to comply with its obligations under this Agreement may result in irreparable harm to Seller. Seller' right to commence any action at law or in equity under this Agreement or in connection with any other claim arising out of or relating to Buyer's obligations under this Agreement will include, but not be limited to, the right to assert a claim for specific performance of Buyer's obligations thereunder without the need to post any bond or for any other undertaking. Seller shall not be required to prove actual damages in any such action for specific performance.
                  (b) Remedies Cumulative. The rights of Buyer under Section 5.2 shall be the exclusive remedy of Buyer with respect to claims based upon a breach or alleged breach of the representations, warranties and covenants of Seller contained in this Agreement or any other agreement, certificate or instrument contemplated hereby or in any other manner relating to the purchase and sale of the Transferred Intellectual Property or the transactions contemplated hereby or thereby. The rights of Seller under Section 5.2 shall be the exclusive remedy of Seller with respect to claims based upon a breach or alleged breach of the representations, warranties and covenants of Buyer contained in this Agreement and any other agreement, certificate or instrument contemplated hereby or in any other manner relating to the purchase and sale of the Transferred Intellectual Property or the transactions contemplated hereby or thereby, except in the case of fraud, in which case, the foregoing limitation shall not apply. Except as expressly set forth in this Agreement, neither Seller nor any of their representatives or affiliates makes or has made any representations or warranties, express or implied, in connection with the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement, the Transferred Intellectual Property shall be transferred to Buyer pursuant to this Agreement in their present condition, "AS IS", with all faults, and without any warranty, express or implied. Buyer and Seller agree that the limitations of liability set forth in this Article V are reasonable under the circumstances existing as of the date hereof.


                                   ARTICLE VI

                                 MISCELLANEOUS.

     6.1 Further Assurances. Each of Seller and Buyer will use reasonable efforts to implement the provisions of this Agreement, including but not limited to the execution and delivery of such other documents (including any license, assignment or assumption agreement, official certificate of registration, renewal, transfer or other document supporting ownership of trademarks) in addition to those specifically set forth in this Agreement, in form and substance reasonably satisfactory to the other party, as may be reasonably deemed necessary to implement any provision of this Agreement.

     6.2 Assignment. Except as provided below, neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party. Seller may assign or delegate any of their rights or obligations hereunder, in whole or in part, to one or more of Seller' Affiliates without the prior written consent of Buyer; provided that such assignment or delegation shall not release Seller from their obligations hereunder. Buyer may assign or delegate any of its rights or obligations hereunder in whole or in part (i) to one or more subsidiaries of Buyer, and (ii) with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed) to one or more affiliates of Buyer. In addition, notwithstanding the foregoing, any assignment of rights or obligations under this Agreement shall not relieve the assigning party of any of its obligations hereunder.

     6.3 Notices . Any notice, request, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given: (i) when received if personally delivered; (ii) when transmitted if transmitted by telecopy transmission only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telecopy outside of normal business hours, or otherwise on the next business day after transmission, in each case, with confirmation of successful transmission received by the sender; (iii) the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., DHL, UPS or Federal Express); and (iv) upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent as indicated below:

If to Xiao Fei Yu, addressed to:

         Xiao Fei Yu
         Dept.of Philosophy
         Da-You-Zhuang 100 Hao
         Hai-Dian District
         Beijing, 100091
         P. R. China

         Fei, Yu
         East 4 - #602 Hai-Dian-Nan-Lu
         Hai Dian District
         BeiJing, PR China, 100080 If to Buyer, addressed to:

         Attn: Julianna  Lu
         The President/CEO
         China Health Holding, Inc.
         Suite 600 - 666 Burrard St.
         Park Place
         Vancouver, BC Canada V6C 2X8

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

     6.4 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Nevada (without reference to its choice of law provisions).

     6.5 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Nevada, or, if it has or can acquire jurisdiction, in the federal courts located in the State of Nevada, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     6.6 Dispute Resolution; Mediation. In the event of any controversy or dispute related to or arising out of this Agreement or the transactions contemplated hereby, the parties agree to promptly meet and confer in good faith to attempt to resolve the controversy or dispute without an adversarial proceeding. Upon the mutual agreement of the parties, if the controversy or dispute is not resolved, the parties may submit the controversy or dispute to non-binding mediation upon terms to be mutually agreed by the parties at the time of the mediation. The parties reserve the right to contest the mediator's decision in a formal judicial process.

     6.7 Waiver of Trial by Jury. In the event any controversy or dispute related to or arising out of this Agreement or the transactions contemplated hereby, is contested in a formal judicial process, each party hereby expressly waives any right to trial by jury of any such action.

     6.8 Entire Agreement; Amendments and Waivers . This Agreement, together with all exhibits and schedules hereto, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

     6.9 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.10 Facsimile Signatures. Any signature page delivered via a fax machine shall be binding to the same extent as an original signature page. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

     6.11 Expenses. Except as otherwise specified in this Agreement, each party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect and the fees, costs and expenses of any investment banker, advisor or broker.

     6.12 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other agreement, certificate or instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     6.13 Public Statements . Except as may be required by applicable regulations or the rules of any stock exchange, no public announcement regarding this Agreement or the transactions contemplate hereby (which announcement contains any of the financial terms hereof) shall be made by either party or their representatives or affiliates, without the prior agreement of the other party, which agreement shall not be unreasonably withheld or delayed.

     6.14 No Third-Party Beneficiary . The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce, or benefit from, these provisions; provided, however that the directors, officers, employees, shareholders, partners and representatives of Buyer and Seller are intended third party beneficiaries of Section 5.2(a) and 5.2(b), as applicable. Except for the persons described in the immediately preceding sentence, the parties specifically disavow any desire or intention to create any third party beneficiary hereunder, and specifically declare that no person or entity, except for the parties and their respective successors, shall have any right hereunder nor any right of enforcement hereof.

     6.15 Representation of Counsel; Mutual Negotiation . Each party has had the opportunity to be represented by counsel of its choice in negotiating this Agreement. This Agreement shall therefore be deemed to have been negotiated and prepared at the joint request, direction, and construction of the parties, at arm's-length, with the advice and participation of counsel, and will be interpreted in accordance with its terms without favor to any party. The parties' respective counsel may not be disqualified from representing their clients in indemnification or other disputes arising out of this transaction by virtue of such counsel's prior representation of the other party in an unrelated matter.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly or authorized officers as of the day and year first written above.

                                             SELLER:
An authorized signatory:
                                             /s/ Yu, XiaoFei
                                             ---------------
                                             Yu, XiaoFei
                                             Date: 22nd of March, 2005

                                             /s/ Yu, Fei
                                             -----------
                                             Date: 22nd of March, 2005

An authorized signatory:                     BUYER:

                                             CHINA HEALTH HOLDING, INC.
                                             /s/ Julianna Lu
                                             ---------------
                                             By: Julianna Lu
                                             Title: The President/CEO

                                             /s/ Dick Wu
                                             ------------
                                             By: Dick Wu
                                             Title: The Director

                                             /s/ XiaoFei Yu
                                             --------------
                                             By: XiaoFei Yu
                                             Title: Vice President/Director

                                             Date: 22nd of March, 2005


          [Signature Page to Intellectual Property Purchase Agreement]


Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".

PLEASE SEE ATTACHED PAGES AS  " SCHEDULE A"

                                   SCHEDULE A

                        TRANSFERRED INTELLECTUAL PROPERTY
               108 100% NATURAL TAIOIST HERBAL MEDICINAL PRODUCTS



1. Fanxie Jianfei Yin
FUNCTIONS: Purgation, removing stagnancy, obesity treatment
INDICATION: Adiposis

2. Qingshen Yishou Gao
FUNCTIONS: Invigorating spleen and drying damp, obesity treatment, prolong life
INDICATION: Adiposis with pathogenic damp

3. Jianfei Yannian San
FUNCTIONS: Soothing the liver and regulating qi, removing blood stasis and postponing senescence
INDICATIONS: Adiposis, hyperlipaemia, arteriosclerosis

4. Juhua Jueming Yin
FUNCTIONS: Clearing heat and dispelling wind, calming liver-yang and purging liver-fire
INDICATIONS: Hypertension, hyperlipaemia

5. Juhua Jiangya San
FUNCTIONS: Dispelling wind and clearing heat, lowering qi and soothing the liver
INDICATIONS: Hypertension, senile wind-heat common cold in spring

6. Ershi San
FUNCTION: Dispelling wind and relieving exterior syndrome
INDICATIONS:Common cold, fever with chilliness, sore-throat, tonsillitis

7. Qingre Sigen Yin
FUNCTIONS: Clearing heat and cooling blood, dispelling wind and activating collaterals
INDICATIONS: Fever, hyperthermia with lethargy, distortion of the face with crooked mouth and eye due to theoplegia

8. Chaihu Gegen Yin
FUNCTION: Expelling pathogenic factors from muscles and superficies

INDICATION: Wind-cold common cold
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".


9. Yazhicao Yin
FUNCTION: Clearing heat and removing toxic substance
INDICATION: Summer-heat common cold

10. Huoxiang Baizhi Yin
FUNCTIONS: Relieving exterior syndrome to resolve damp, invigorating spleen and regulating stomach
INDICATION: Enterogastric common cold

11. Yesu Tianwang San
FUNCTIONS: Reconciling and expelling pathogenic factors from the superficies, clearing heat and dredging orifices
INDICATIONS: Common cold, malaria, pulmonary tuberculosis, hectic fever

12. Tulianqiao Yin
FUNCTIONS: Clearing heat and removing toxic substance, relieving the exterior syndrome with drugs of pungent taste and cool nature, relieving cough
INDICATIONS: Wind-heat common cold, pharyngodynia, abundant expectoration, cough

13. Ziyang Feiyin Gao
FUNCTION: Nourishing yin and lung
INDICATION: Tussis due to deficiency of lung-yin

14. Ermu San
FUNCTIONS: Moisturizing lung and resolving sputum, clearing heat and relieving cough
INDICATION: Tussis due to lung-heat

15. Shixiantao Yin
FUNCTION: Clearing lung-heat to relieve cough
INDICATION: Cough with thin sputum

16. Baibu Donghua San

FUNCTIONS: Clearing lung-heat and lowering qi, eliminating sputum and relieving cough
INDICATIONS: Acute and chronic tussis with wind-heat or wind-cold or wind-dryness syndrome, abundant expectoration or not

17. Xiangling Yin
FUNCTION: Moisturizing lung to relieve cough
INDICATIONS: Tussis due to lung-heat and lung-dryness, pulmonary tuberculosis
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".



18. Chuanbei Baiji San
FUNCTIONS: Moisturizing lung and resolving sputum, clearing heat and relieving cough
INDICATION: Hemoptysis due to tuberculosis

19. Didan San
FUNCTION: Purging fire and clearing heat
INDICATIONS: Laryngopharyngitis, chorditis vocalis, asthma due to acute and chronic bronchitis

20. Qingguteng San
FUNCTION: Clearing heat and removing toxic substance
INDICATIONS: Acute bronchitis, hyperthermia, pectoralgia

21. Juhua Sangye Yin
FUNCTION: Dispelling wind and heat, moisturizing lung to relieve cough
INDICATION: Acute bronchitis

22. Qiupi Mahuang Yin
FUNCTIONS: Clearing heat and removing toxic substance, moisturizing lung to relieve cough
INDICATION: Chronic bronchitis with abundant expectoration and cough

23. Shuanghua Lianqiao Yin
FUNCTIONS: Clearing heat and dissipating sputum, relieving cough and asthma
INDICATION: Chronic bronchitis

24. Sanren Gao
FUNCTIONS: Lowering qi and relieving asthma, removing sputum and resolving stasis
INDICATIONS: Senile chronic bronchitis, pulmonary emphysema

25. Baitan Doukou Yin
FUNCTIONS: Promoting blood circulation to remove blood stasis, dredging meridians and activating collaterals
INDICATIONS: Coronary heart disease, angina pectoris

26. Danshen Honghua Yin
FUNCTIONS: Promoting blood circulation to remove blood stasis, dredging meridians and activating collaterals
INDICATIONS: Coronary heart disease, angina pectoris ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC.
Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".


27. Huangqi Sanqi Yin
FUNCTIONS: Promoting blood circulation to remove blood stasis, dredging meridians and activating collaterals
INDICATION: Coronary heart disease with hypertension

28. Duzhong Danshen Jiu
FUNCTIONS: Promoting blood circulation to remove blood stasis, dredging meridians and activating collaterals
INDICATIONS: Senile and middle-aged wind-cold-damp arthralgia, numbness of limbs due to sluggishness qi and blood stasis, hemiparalysis due to cerebral thrombosis, coronary heart disease

29. Huoxue Tongluo San
FUNCTIONS: Promoting qi and blood circulation, dispersing wind and dredging meridian INDICATIONS: Theoplegia premonitory with extremity-numbness, theoplegia sequel with hemiparalysis

30. Xianling Mugua Jiu
FUNCTIONS: Warming kidney and reinforcing yang, eliminating damp and dispelling cold, analgesia

INDICATIONS: Arthralgia, numbness of limbs, lassitude in loin and legs due to deficiency of spleen-yang and kidney-yang, sexual hypoesthesia, sexual impotence, sterility

31. Danggui Huoluo Jiu
FUNCTIONS: Supplementing qi and nourishing blood, dispelling wind and removing damp, analgesia
INDICATIONS: Lumbar muscle strain, scapulohumeral periarthritis, cervical spondylopathy, hemiparalysis due to cerebral thrombosis

32. Baizhu Qufeng Jiu
FUNCTIONS: Dispelling wind and removing damp, relaxing muscles and tendon, promoting blood circulation, reducing swelling and analgesia
INDICATIONS: Rheumatic arthritis, rheumatoid arthritis, sciatica

33. Qufeng Tongluo Jiu
FUNCTIONS: Promoting qi and blood circulation, dispelling wind and dredging collaterals
INDICATIONS: Rheumatic arthritis, rheumatoid arthritis, ischemic necrosis of femoral head ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".



34. Sanqi Huoxue Jiu
FUNCTIONS: Promoting qi and blood circulation, dispelling wind and removing damp
INDICATIONS: Arthrotrauma, stagnation of blood and swelling pain due to traumatic injury, arthritis

35. Xuelian Huoxue Tongluo Yin
FUNCTIONS:Clearing heat and eliminating damp, promoting blood circulation and dredging collaterals
INDICATION: Rheumatic arthritis

36. Wuweizigen Yin
FUNCTION: Dispelling wind and removing damp
INDICATION: Wind-cold or damp-heat arthralgia

37. Xianteng Shuangjian Yin
FUNCTIONS: Removing damp, resolving phlegm, dredging collaterals

INDICATION: Scapulohumeral periarthritis due to stagnation of phlegm-damp

38. Jiuhua Kangshuai Dan
FUNCTIONS: Regulating five zang-organs and six fu-organs, postponing senescence and prolong life
INDICATION: Senilism

39. Fuling Yanshuai Wan
FUNCTIONS: Invigorating spleen to eliminate damp, postponing senescence and prolong life
INDICATIONS: Food retention, marasmus, senilism

40. Baiyun Yanshou Dan
FUNCTION: Supplementing stomach-qi and spleen-qi
INDICATIONS:Chronic sympyom of digestive tract with anorexia, senilism

41. Buqi Yangxue Gao
FUNCTION: Invigorating qi and nourishing blood
INDICATIONS: Marasmus, lassitude, emaciation, anorexia due to deficiency of qi and blood

42. Jianpi Xiaoshi San
FUNCTIONS: Regulating qi and blood, relieving dyspepsia
INDICATIONS: Anorexia and dyspepsia due to deficiency of qi and blood
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".



43. Jiedu Yinyang San
FUNCTION: Clearing heat and removing toxic substance
INDICATION: stomatocace due to damp-heat toxic substance

44. Qinghuo Xuanmen Dan
FUNCTION: Nourishing yin and clearing fire
INDICATION: Chronic stomatocace due to deficiency of spleen-stomach-yin and flaring-up of fire of deficiency type

45. Wenwei San
FUNCTION: Drying damp and warming stomach
INDICATION: Stomach-ache due to stomach deficiency-cold syndrome

46. Zhiweihantong Fang
FUNCTIONS: Warming stomachd, dispelling cold, analgesia
INDICATIONS: Gastric ulcer, chronic gastritis, gastrospasm, stomach-ache due to stomach cold-syndrome

47. Zhiweiretong Fang

FUNCTIONS: Eliminating heat-accumulation, Promoting qi to relieve flatulence, analgesia
INDICATIONS: Chronic gastritis due to Helicobacter pylori, gastric ulcer, stomach-ache due to accumulation of heat in intestine and stomach, abdominal distension and constipation

48. Zhiqizhi Weitong Fang
FUNCTIONS: Regulating qi and promoting blood circulation, relieving pain
INDICATION: Stomach distention and stomach ache due to sluggishness of qi and stasis of blood

49. Zhidanshizheng Yin
FUNCTION: Eliminating gallstones
INDICATION: Cholelithiasis

50. Yujin Jianghuang Tang
FUNCTIONS: Eliminating damp and heat, promoting liver and bile secretion
INDICATIONS: Cholecystitis, inflammation of biliary tract
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".



51. Luxian Sheshe Yin
FUNCTIONS: Nourishing liver, promoting diuresis
INDICATION: Ascites due to cirrhosis of liver

52. Didan Baogan Yin
FUNCTIONS: Purging excess-fire of liver and bile, clearing excess-heat of sanjiao
INDICATION: Cirrhosis of liver

53. Mabian Yangpi Yin
FUNCTIONS: Relieving flatulence, analgesia, removing stasis, dredging meridians
INDICATIONS: splenomegaly, enlarged ovarian cyst

54. Liniao Xiaozhong Yin
FUNCTION: Promoting diuresis to reduce edema
INDICATION: Hydropsy

55. Tinglizi Xiaozhong Yin
FUNCTIONS: Warming and invigorating heart-yang and kidney-yang, reducing edema
INDICATION: Hydropsy

56. Dongguaren Xiaozhong Yin
FUNCTION: Promoting diuresis to reduce edema
INDICATION: Hydropsy due to acute and chronic nephritis

57. Sheshe Qingre Jiedu San
FUNCTIONS: Clearing heat and removing toxic substance, promoting diuresis to reduce edema, promoting blood circulation to analgesia
INDICATION: Early lung cancer

58. Sheshe Hujiao San
FUNCTION: Clearing heat and removing toxic substance
INDICATION: Mammary cancer

59. ShuiHuo Jiji Dan
FUNCTIONS: Regulating five zang-organs, clearing heat and removing toxic substance
INDICATIONS: Early stomach cancer, atrophic gastritis, five kinds of strain and seven kinds of impairments, consumptive disease

60. Shoushu Zihua Yin
FUNCTION: Removing toxic substance
INDICATIONS: Early carcinoma of esophagus, early carcinoma of cardia of stomach ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".

61. Kushi Muteng San
FUNCTION: Removing toxic substance
INDICATIONS: Early carcinoma of esophagus, Early stomach cancer

62. Dangshen Sheshe Yin
FUNCTIONS: Invigorating qi and blood, removing toxic substance
INDICATION: Postoperative maintenance of late gastric cancer

63. WuXing Yishou Dan
FUNCTIONS: Invigorating qi and blood, regulating immunity, prolong life
INDICATION: Tumor of digestive tract due to deficiency of qi-blood and yin-yang

64. Xungu Cilao Yin
FUNCTIONS: Removing toxic substance, nourishing liver, invigorating qi
INDICATION: Early liver cancer

65. Baidu Zhizhu Yin
FUNCTIONS: Clearing heat and removing toxic substance, promoting qi to relieve dyspepsia, resolving mass and stagnation
INDICATION: Early rectal cancer

66. Dihuang Changshou Dan
FUNCTION: Tonifying kidney and invigorating qi
INDICATIONS: Diabetes, marasmus and thirst due to deficiency of kidney

67. Erhuang Yannian San
FUNCTIONS: Tonifying kidney-yin, replenishing essence and blood, strengthening qi
INDICATION: Diabetes

68. Meifa San
FUNCTIONS: Nourishing kidney and brain, nourishing heart and hair
INDICATION: Early graying of hair due to deficiency of blood

69. Dihuang Meifa San
FUNCTION: Nourishing kidney and hair

INDICATION: Early graying of hair due to deficiency of kidney
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".



70. Huangjing Runfu Gao
FUNCTION: Nourishing skin and prolong life

71. Sanjing Meiyan Wan
FUNCTIONS: Nourishing skin and prolong life, obesity treatment

72. Yangyin Runbian San
FUNCTIONS: Nourishing stomach-yin, lubricating bowel to relieve constipation, nourishing skin
INDICATION: Constipation due to deficiency of stomach-yin and body fluid

73. Pugong Shiwei Yin
FUNCTION:Resolving damp and promoting diuresis
INDICATION: Chronic prostatitis

74. Yuanzhi Bujing Wan
FUNCTIONS: Tonifying brain and kidney
INDICATIONS: Sexual hypoesthesia, sexual impotence, sleeplessness, amnesia

75. Fuling Huming Wan
FUNCTION: Warming yang of heart and kidney
INDICATION: Sexual impotence

76. Shanyao Bushen Wan
FUNCTION: Nourishing kidney-essence
INDICATIONS: Sexual hypoesthesia, sexual impotence due to deficiency of kidney-essence

77. Zhiyangwei Wan
FUNCTION: Nourishing kidney-essence
INDICATION: Sexual impotence

78. Shijining San
FUNCTION: Nourishing kidney-essence
INDICATION: Sexual impotence

79. Zishen wan
FUNCTIONS: Nourishing yin and invigorating yang, nourishing kidney-essence INDICATIONS: Sexual impotence, acyesis
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".



80. Yanshuai Dan
FUNCTIONS; Nourishing kidney-essence, regulating immunity, postponing senescence, prolong life

81. Yangxin Bushen Wan
FUNCTIONS: Warming heart-yang, nourishing kidney-essence,
INDICATIONS: Sexual impotence, phallocrypsis due to libertinism

82. Xianren Huanshao Dan
FUNCTIONS: Nourishing kidney-essence, postponing senescence, prolong life

83. Yishou Dan
FUNCTIONS: Nourishing heart and kidney, Nourishing skin, strengthen the bone and muscle, prolong life

84. Yangshou Dan
FUNCTIONS: Nourishing heart and kidney, Nourishing skin, replenishing bone marrow, prolong life

85. Shenxian Yanshou Dan
FUNCTIONS: Nourishing kidney-essence, invigorating heart-qi, postponing senescence, prolong life

86. Zhibai Changshou Wan
FUNCTIONS: Nourishing yin and invigorating yang, postponing senescence, prolong life

87. Shouwu Changshou Dan

FUNCTIONS: Nourishing kidney-essence, postponing senescence, prolong life
INDICATIONS: Early graying of hair due to deficiency of kidney, Senilism

88 Baizi Changshou Dan
FUNCTIONS: Nourishing heart and brain, postponing senescence, prolong life
INDICATIONS: Senilism, hypomnesis

89. Jusheng Changshou Dan
FUNCTIONS: Invigorating yang and replenishing essence, nourishing brain and strengthen kidney, postponing senescence, prolong life
INDICATIONS: Sexual impotence, premature ejaculation, hypomnesis, Senilism
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".

90. Baijie Anshen Yin
FUNCTION: Tranquilization
INDICATION: Insomnia,

91. Xinteng Anshen Yin
FUNCTION:Tranquilization
INDICATION:Insomnia

92. Ruxiang Bibo San
FUNCTION: Nourishing heart to calm the mind
INDICATIONS: Neurasthenia, insomnia, amnesia

93. Baimu Yangjing Wan
FUNCTIONS: Nourishing heart and brain, arresting seminal emission
INDICATIONS: hypomnesis, insomnia and dreamful sleep

94. Changpu Tongqiao Wan
FUNCTIONS: Nourishing heart and brain, dredging orifices
INDICATIONS: Memory loss, precursory symptom of senile dementia

95. Fushen Chenxiang Wan
FUNCTION: Nourishing yin and heart

INDICATIONS: hypomnesis, insomnia and dreamful sleep due to deficiency of qi-yin of heart

96. Bushen Anshen Yin
FUNCTION: Tonifying kidney to relieve mental strain
INDICATION:Insomnia due to deficiency of kidney

97. Fushen Xiangfu Wan
FUNCTIONS: Restoring normal coordination between the heart (fire) and the kidney (water), regulating yin and yang
INDICATIONS: Palpiation due to terror, insomnia and amnesia

98. Bunao Yangxin Wan
FUNCTIONS:Nourishing heart and brain, tranquilization
INDICATION: Mental strain

99. Manjun Yizhi San
FUNCTION: Nourishing heart to calm the mind, invigorating brain to reinforce
INDICATION: Neurasthenic syndrome
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".

100. Yangxin Anshen Wan
FUNCTION: Nourishing brain and relieving mental stress.
INDICATIONS(pound)(0)hypomnesis, insomnia and dreamful sleep

101. Wushen Yangxin Wan
FUNCTIONS: Nourishing qi and yin, dredging meridians and promoting blood circulation
INDICATIONS:1. insomnia, dreamful sleep and amnesia due to qi-yin deficiency and blockage of meridian 2. arrhythmia, viral myocarditis, rheumatic myocarditis

102. Qingxin Zishen Wan
FUNCTION: Clearing heart-fire and nourishing kidney
INDICATIONS: Hyperactivity of fire due to yin deficiency, night sweating, nocturnal emission due to libertinism

103. Xinshen Jiji Wan
FUNCTION: Restoring normal coordination between the heart(fire) and the kidney(water)
INDICATIONS: Hypomnesis, insomnia and dreamful sleep due to kidney deficiency and upward flaming of heart-fire, seminal emission, sexual impotence, premature ejaculation

104. Zishen Jianghuo Wan
FUNCTION: Nourishing kidney-water and lowering heart-fire
INDICATIONS: Hypomnesis, insomnia and dreamful sleep due to kidney deficiency and upward flaming of heart-fire, seminal emission, sexual impotence, premature ejaculation

105. Songzhi Yangxin Dan
FUNCTIONS: Nourishing brain and relieving mental stress, postponing senescence and prolong life

106. Kaiqiao Ningshen Wan
FUNCTIONS:Warming heart-yang, inducing resuscitation and eliminating damp, removing phlegm, tranquilization. INDICATION(pound)(0)Hypomnesis and neurasthenic due to deficiency of heart-yang, precursory symptom of senile dementia

107. Xiexia Tongbian Yin

FUNCTION: Relieving constipation by purgation
INDICATION: Habitual constipation

108. Runbian Wan

FUNCTION:Lubricating bowel to relieve constipation.
INDICATION:Senile constipation
ALL COPY RIGHTS AND INTERLLECTUAL PROPERTY RIGHTS ARE RESERVED BY CHINA HEALTH HOLDING, INC. Disclaimer: Certain information in this document contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and other persons reading this document are cautioned that such forward-looking statements invoke risks and uncertainties, including factors outside the control of China Health Holding Inc. that may affect its business prospects, performance and operating results. These include economic, competitive, governmental, technological and other factors described and discussed in the company's filings with the Securities and Exchange Commission".